EXHIBIT 21
                              LIST OF SUBSIDIARIES
                        OMEGA HEALTHCARE INVESTORS, INC.

                                                            JURISDICTION OF
             NAMES                                           INCORPORATION
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Arizona Lessor - Infinia, Inc..........................        Maryland
Bayside Street, Inc....................................        Maryland
Bayside Street II, Inc ................................        Delaware
Care Holdings, Inc.....................................        Maryland
Colorado Lessor - Conifer, Inc.........................        Maryland
Delta Investors I, LLC.................................        Maryland
Delta Investors II, LLC................................        Maryland
Florida Lessor - Crystal Springs.......................        Maryland
Florida Lessor - Emerald, Inc..........................        Maryland
Florida Lessor - Five Facilities.......................        Maryland
Florida Lessor - Lakeland, Inc.........................        Maryland
Florida Lessor - Meadowview, Inc.......................        Maryland
Florida Lessor - West Palm Beach & Southpoint, Inc.....        Maryland
Georgia Lessor - Bonterra/Parkview, Inc................        Maryland
Indiana Lessor - Jeffersonville, Inc...................        Maryland
Indiana Lessor - Wellington Manor, Inc.................        Maryland
Jefferson Clark, Inc...................................        Maryland
Long Term Care - Michigan, Inc.........................        Michigan
Long Term Care  - North Carolina, Inc..................        North Carolina
Long Term Care Associates - Illinois, Inc..............        Illinois
Long Term Care Associates - Indiana, Inc...............        Indiana
Long Term Care Associates - Texas, Inc.................        Texas
NRS Ventures, LLC......................................        Kentucky
OHI (Connecticut), Inc.................................        Connecticut
OHI (Florida), Inc.....................................        Florida
OHI (Illinois), Inc....................................        Illinois
OHI (Indiana), Inc.....................................        Indiana
OHI (Iowa), Inc........................................        Iowa
OHI (Kansas), Inc......................................        Kansas
OHI Asset, LLC.........................................        Delaware
OHI Asset (CA), LLC....................................        Delaware
OHI Asset (FL), LLC....................................        Delaware
OHI Asset (ID), LLC....................................        Delaware
OHI Asset (IN), LLC....................................        Delaware
OHI Asset (LA), LLC....................................        Delaware
OHI Asset (MI/NC), LLC.................................        Delaware
OHI Asset (MO), LLC....................................        Delaware
OHI Asset (OH), LLC....................................        Delaware
OHI Asset (TX), LLC....................................        Delaware
OHI of Kentucky, Inc...................................        Maryland
OHI of Texas, Inc......................................        Maryland
OHI Sunshine, Inc......................................        Florida
OHIMA, Inc.............................................        Massachusetts
Ohio Lessor - Waterford & Commons, Inc.................        Maryland
Omega (Kansas), Inc....................................        Kansas
Omega Acquisition Facility I, LLC......................        Delaware
Omega TRS I, Inc.......................................        Maryland
OS Leasing Company.....................................        Kentucky
Sterling Acquisition Corp..............................        Kentucky
Sterling Acquisition Corp. II..........................        Kentucky
Texas Lessor - Stonegate GP, Inc.......................        Maryland
Texas Lessor - Stonegate Limited, Inc..................        Maryland
Texas Lessor - Treemont, Inc...........................        Maryland
Washington Lessor - Silverdale, Inc....................        Maryland